NOTE 27 MANAGEMENT OF CAPITAL (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
NOTE 27 MANAGEMENT OF CAPITAL
Deficit	$ (5,490,401)	$ (3,514,913)
Notes payable	708,361	969,891
Convertible debentures payable	0	427,320	$ 274,466	$ 1,835,225
Convertible notes payable	200,530	192,717	$ 0	$ 0
Current portion of loans payable	992,070	761,711
Loans payable	1,140,157	0
Gross	(2,449,283)	(1,163,274)
Less: cash	4,889,824	179,153
Net	$ (7,339,107)	$ (1,342,427)